UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2025

LUMENT FINANCE TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35845	45-4966519
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

230 Park Avenue, 20th Floor

New York, New York 10169

(Address of principal executive offices)

(212) 317-5700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	LFT	New York Stock Exchange
7.875% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share	LFTPrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders (the “Annual Meeting”) of Lument Finance Trust, Inc. (the “Company” or “LFT”) was held on June 12, 2025. At the Annual Meeting, LFT stockholders voted to (i) re-elect James P. Flynn, James C. Hunt, Neil A. Cummins, William A. Houlihan, Walter C. Keenan and Marie D. Reynolds to the Board of Directors to serve until the next annual meeting of stockholders or until their respective successors are duly elected, (ii) approve, on an advisory basis, the compensation of the named executive officers of LFT as described in the proxy statement for the Annual Meeting, (iii) approve, on an advisory basis, an annual frequency for holding future stockholder votes, on an advisory basis, of the compensation of the named executive officers of LFT and (iv) ratify the appointment of KPMG, LLP as LFT’s independent registered public accounting firm for the fiscal year ending December 31, 2025.  The voting results with respect to each of these matters is set forth below:

1.	The voting results for each of the nominees for director were as follows:

Nominee	Shares For	Shares Withheld	Broker Non-Votes
James P. Flynn	31,304,415	544,230	9,519,341
James C. Hunt	31,304,929	543,716	9,519,341
Neil A. Cummins	30,207,696	1,640,949	9,519,341
William A. Houlihan	30,758,730	1,089,915	9,519,341
Walter C. Keenan	30,774,810	1,073,835	9,519,341
Marie D. Reynolds	31,212,779	635,866	9,519,341

2.	The voting results of the proposal to approve, on an advisory basis, the compensation of the named executive officers of LFT, as described in the proxy statement for the Annual Meeting (the “Proxy Statement”), were as follows:

Shares For	Shares Against	Abstentions	Broker Non-Votes
29,820,293	1,666,446	361,906	9,519,341

3.	The voting results of the proposal to approve, on an advisory basis, the frequency of holding future stockholder advisory votes on the compensation of the named executive officers of LFT were as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
30,881,591	249,874	388,821	328,359	9,519,341

4.	The voting results of the proposal to ratify the appointment of KPMG, LLP as LFT’s independent registered public accounting firm for the fiscal year ending December 31, 2025, were as follows:

Shares For	Shares Against	Abstentions	Broker Non-Votes
40,746,484	362,612	258,890	N/A

Based on the vote of our shareholders at the Annual Meeting, and consistent with the recommendation of the Company’s Board of Directors (the “Board”) set forth in the Proxy Statement, the Board has determined that the Company will conduct a vote to approve, on an advisory basis, the compensation of the Company’s named executive officers every year until the next shareholder advisory vote on the frequency of say-on-pay advisory votes or until the Board otherwise determines that a different frequency for such advisory votes is in the best interests of the Company’s shareholders.

Item 9.01     Exhibits.

(d)       Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUMENT Finance Trust, Inc.

Date: June 18, 2025	By:	/s/ James A. Briggs
James A. Briggs
Chief Financial Officer